SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 21, 2004

TRUMP HOTELS & CASINO RESORTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13794	13-3818402
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey	08401
(Address of principal executive offices)	(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP ATLANTIC CITY ASSOCIATES

(Exact name of registrant as specified in its charter)

New Jersey	333-00643	22-3213714
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey	08401
(Address of principal executive offices)	(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP ATLANTIC CITY FUNDING, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-00643	22-3418939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey	08401
(Address of principal executive offices)	(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP ATLANTIC CITY FUNDING II, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-43979	22-3550202
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey	08401
(Address of principal executive offices)	(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP ATLANTIC CITY FUNDING III, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-43975	22-3550203
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey	08401
(Address of principal executive offices)	(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP CASINO HOLDINGS, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-104916	45-0475879
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

C/O Trump Hotels & Casino Resorts Holdings, L.P. 1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey	08401
(Address of principal executive offices)	(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP CASINO FUNDING, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-104916	45-0475877
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

C/O Trump Hotels & Casino Resorts Holdings, L.P. 1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey	08401
(Address of principal executive offices)	(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Restructuring Support Agreement

On October 20, 2004, Trump Hotels & Casino Resorts, Inc. (the “Company”) and certain of its subsidiaries entered into a Restructuring Support Agreement (the “Restructuring Support Agreement”) with certain holders of the 11.25% First Mortgage Notes due 2006 of Trump Atlantic City Associates and Trump Atlantic City Funding, Inc., Trump Atlantic City Funding II, Inc. and Trump Atlantic City Funding III, Inc. (collectively, the “TAC Notes”), certain holders of the 11.625% First Priority Mortgage Notes due 2010 and the 17.625% Second Priority Mortgage Notes due 2010 of Trump Casino Holdings, LLC (“TCH”) and Trump Casino Funding, Inc. (collectively, the “TCH Notes”), and Donald J. Trump, as the beneficial owner of debt and equity securities of the Company and its subsidiaries, regarding a proposed recapitalization of the Company and its subsidiaries pursuant to a plan of reorganization under chapter 11 of the United States Bankruptcy Code (the “Plan”). Mr. Trump is the Chairman, Chief Executive Officer and majority shareholder of the Company, and certain material relationships between Mr. Trump and the Company are described in the Company’s reports filed with the Securities and Exchange Commission. In addition, certain affiliates of certain holders of the TAC Notes and the TCH Notes have provided investment and commercial banking services to the Company and its affiliates in the past and may do so in the future.

The descriptions of the Restructuring Support Agreement and the transactions contemplated in connection with the Plan that are contained in this report are qualified in their entirety by reference to the Restructuring Support Agreement and the term sheet attached thereto as Exhibit A, a form of which is attached hereto as Exhibit 99.1.

Any securities proposed to be issued in connection with the Plan (including the new notes and shares referenced in the term sheet attached as Exhibit A to the Restructuring Support Agreement) have not been registered under the Securities Act of 1933 or any state securities laws and unless so registered may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933 and applicable state securities laws. The Restructuring Support Agreement (and the term sheet attached thereto as Exhibit A) does not constitute an offer to sell or the solicitation of offers to buy any security and shall not constitute an offer, solicitation or sale of any security in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Item 7.01. Regulation FD Disclosure.

The information set forth under this Item 7.01, “Regulation FD Disclosure,” including Exhibit 99.2 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Attached as Exhibit 99.2 hereto is a Press Release, dated October 21, 2004, issued by the Company announcing the execution of the Restructuring Support Agreement, among other things.

Item 8.01. Other Events.

TCH Notes Interest Payment

On October 14, 2004, TCH made the September interest payment on the TCH Notes. The interest payment, which was due on September 15, 2004, was paid within the 30-day grace period provided under the indentures governing the TCH Notes. The TCH Notes are guaranteed by TCH’s subsidiaries that own and operate the Trump Marina Casino Resort in Atlantic City, New Jersey, and the Trump Indiana Casino Hotel in Gary, Indiana. The TCH Notes are also guaranteed by a subsidiary of TCH that manages the Trump 29 Casino, a Native American owned gaming facility in Coachella, California.

Indiana Tax Assessment

As previously disclosed, in 1999, the Indiana Department of Revenue (the “Department”) issued a Letter of Findings to an unaffiliated Indiana gaming company, which affects all of the Indiana gaming companies, including Trump Indiana, Inc. (“Trump Indiana”), that the Riverboat Wagering Tax (the “Tax”), a tax deducted in computing federal income tax, is not deductible when computing Indiana adjusted gross income. The unaffiliated entity that received the Letter of Findings, with the assistance of the Indiana Casino Association, of which Trump Indiana is a member, contested this finding in the Indiana Tax Court on the basis that the Tax is an excise tax, which is excluded from Indiana’s add-back requirements. In April 2004, the Indiana Tax Court found in favor of the Department. The members of the Indiana Gaming Association subsequently appealed the Indiana Tax Court’s decision before the Indiana Supreme Court but the Indiana Supreme Court refused to grant review of the Indiana Tax Court’s decision. In October 2004, Trump Indiana received a notification from the Department assessing approximately $17 million through 2002 for its share of the industry-wide tax liability. Trump Indiana has met with representatives of the Department regarding a payment schedule of Trump Indiana’s tax assessment (the “Tax Assessment”).

Native American Gaming License

THCR Management Services, LLC (“Management Services”) filed last spring with the Gaming Commission (the “Commission”) of the Twenty-Nine Palms Band of Luiseno Mission Indians of California for its renewal of its gaming license (the “Gaming License”). The Commission has set a mid-November 2004 hearing date. There can be no assurance that the Gaming License, which is required for its management of the day-to-day operations of Trump 29 Casino in Coachella, California, will be renewed.

Cautionary Statement Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements so long as those statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in such statements.

The information contained herein includes statements reflecting assumptions, expectations, projections, intentions or beliefs about future events that are intended as “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements made herein are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. All statements included herein, other than statements of historical fact, that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance and achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. This can occur as a result of inaccurate assumptions or as a consequence of known or unknown risks and uncertainties. You can identify these statements by the fact that they do not relate strictly to historical or current facts. They use words such as “anticipate,” “estimate,” “intend,” “plan,” “project,” “forecast,” “may,” “predict,” “target,” “potential,” “proposed,” “contemplated,” “will,” “should,” “could,” “would,” “expect” and other words of similar meaning. Any or all of the forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks, uncertainties and other factors.

These risks, uncertainties and other factors include the following factors as well as other factors described from time to time in the Company’s reports filed with the Securities and Exchange Commission, including the Company’s ability to develop, prosecute, confirm and consummate the Plan (or any significant delay with respect thereto); the Company’s ability to negotiate and execute definitive transaction documents in connection with the Plan and perform its obligations thereunder; the Company’s ability to obtain the required consents of noteholders and other consistencies necessary to implement the Plan; the Company’s ability to negotiate arrangements with Donald J. Trump in connection with the Plan; court approval of the Plan, including, but not limited to, court approval of the Company’s first day papers and other motions prosecuted by it from time to time; the risk that certain parties may challenge the enforceability of the Restructuring Support Agreement in connection with a chapter 11 proceeding; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, or for the appointment of a chapter 11 trustee or to convert the case to a chapter 7 case; the impact of the Plan on the Company’s operations going forward, including the impact on the Company’s ability to negotiate favorable terms with suppliers, customers, landlords and others; the Company’s alternatives if the Plan is not consummated, including undertaking transactions that may have unforeseeable consequences to the holders of the Company’s common stock and the debt of its subsidiaries; the Company’s preparation and submission of an application to have its common stock listed on the New York Stock Exchange or other national securities exchange if the Company is successful in its efforts to consummate a recapitalization, and the Company’s ability to obtain such a listing; the Company’s ability to successfully defer or reduce the Tax Assessment with the Department and the Company’s and Management Services’ ability to change the Commission’s position with respect to the Gaming License; future decisions with respect to litigation strategy; adverse outcomes of pending litigation or the possibility of new litigation; the financial impact of the Tax Assessment and loss of revenues resulting from the potential non-renewal of the Gaming License; the attention of management of key personnel and the use of financial resources to address the Tax Assessment and renewal of the Gaming License; the impact of the Plan on the Company’s ability to contest the Tax Assessment and the Commission’s intention to not renew the Gaming License; the consummation of the Company’s strategic alternatives with respect to its financial situation and capital structure, including the potential sale of one or more of its casino properties; the ability of the Company to continue as a going concern; the Company’s ability to maintain contracts that are critical to its operations; potential adverse developments with respect to the Company’s liquidity or results of operations; the ability to fund and execute the Company’s business plan; the ability to attract, retain and compensate key executives and associates; the ability of the Company to attract and retain customers; licenses and approvals under applicable laws and regulations, including gaming laws and regulations; changes in the competitive climate in which the Company operates; or a broad downturn in the economy as a whole. Accordingly, the forward-looking statements contained herein may not be realized and may differ significantly from the Company’s actual results. In addition, there may be other factors that could cause the Company’s actual results to be materially different from the results referenced, expressed or implied, in the forward-looking statements. Many of these factors will be important in determining the Company’s actual future results. Consequently, no forward-looking statement can be guaranteed.

All forward-looking statements contained herein, and all subsequent written and oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this cautionary statement. Forward-looking statements speak only as of the date they are made, and the Company disclaims any obligation to update any forward-looking statements, including the information contained herein, to reflect events or circumstances after the date hereof, except as otherwise required by applicable law.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
99.1	Form of Restructuring Support Agreement, dated October 20, 2004

99.2	Press Release of Trump Hotels & Casino Resorts, Inc., dated October 21, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUMP HOTELS & CASINO RESORTS, INC.

/s/ John P. Burke
John P. Burke Executive Vice President and Corporate Treasurer

Dated: October 21, 2004

TRUMP ATLANTIC CITY ASSOCIATES

	By:	TRUMP ATLANTIC CITY HOLDING, INC., its Managing General Partner

/s/ John P. Burke
John P. Burke Vice President and Treasurer

Dated: October 21, 2004

TRUMP ATLANTIC CITY FUNDING, INC.

By:

/s/ John P. Burke
John P. Burke Treasurer

Dated: October 21, 2004

TRUMP ATLANTIC CITY FUNDING II, INC.

By:

/s/ John P. Burke
John P. Burke Treasurer

Dated: October 21, 2004

TRUMP ATLANTIC CITY FUNDING III, INC.

By:

/s/ John P. Burke
John P. Burke Treasurer

Dated: October 21, 2004

TRUMP CASINO HOLDINGS, LLC

	By:	/s/ John P. Burke
John P. Burke Executive Vice President (Duly Authorized Officer and Principal Financial and Accounting Officer)

Dated: October 21, 2004

TRUMP CASINO FUNDING, INC.

	By:	/s/ John P. Burke
John P. Burke Executive Vice President (Duly Authorized Officer and Principal Financial and Accounting Officer)

Dated: October 21, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	Form of Restructuring Support Agreement, dated October 20, 2004

99.2	Press Release of Trump Hotels & Casino Resorts, Inc., dated October 21, 2004